UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 4, 2008

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY
(Exact name of registrant as specified in charter)

New Jersey	000-25043	22-1697095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Main Street, Hackensack, New Jersey	07601
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:  (201) 488-6400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year.

Article VII, Section 7.2 of the Amended and Restated Declaration of Trust, as further amended on January 21, 2004 and May 15, 2007 (the “Declaration of Trust”) of First Real Estate Investment Trust of New Jersey (the “Trust”) provides that the Declaration of Trust may be amended by a two-thirds vote of all of the Trustees.  Effective March 4, 2008, the Board of Trustees unanimously amended Article IV, Section 4.3 of the Declaration of Trust by removing the provisions contained therein regarding the mandatory retirement age applicable to the Trustees. The full text of the Declaration of Trust, including the amendment described above, has been attached hereto as Exhibit 3.1.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit
Number	Description

3.1	Amended and Restated Declaration of Trust, as further amended on January 21, 2004, May 15, 2007 and March 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY
(Registrant)

By:	/s/ Robert S. Hekemian
Robert S. Hekemian
Chairman of the Board

Date:  March 6, 2008

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Amended and Restated Declaration of Trust, as further amended on January 21, 2004, May 15, 2007 and March 4, 2008.

4